Exhibit 99.1

The Bank of New York Mellon Corporation

Revised Financial Supplement
(Adoption of New Accounting Guidance and Certain Business Realignments)

Five Quarter Trend Through 4Q23
and Full Years 2023 and 2022

THE BANK OF NEW YORK MELLON CORPORATION
ADOPTION OF NEW ACCOUNTING GUIDANCE AND CERTAIN BUSINESS REALIGNMENTS

The following disclosures reflect the restatement of prior period financial information to reflect the impact of the retrospective application of new accounting guidance. On Jan. 1, 2024, we adopted Accounting Standards Update (“ASU”) 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method on a retrospective basis for our investments in renewable energy projects that have met the eligibility criteria. The impact of adopting this guidance increased investment and other revenue and the provision for income taxes on the consolidated income statement. The results of our investments in renewable energy projects are included in the Other segment.

In the first quarter of 2024, we also made certain realignments of similar products and services within our lines of business consistent with the firm’s ongoing transition to a platforms operating model uniting related capabilities and enabling streamlining of internal processes to drive growth, efficiency, resiliency, and enhanced risk management. The largest change was the movement of Institutional Solutions from Pershing to Clearance and Collateral Management, both in the Market and Wealth Services business segment. We made other smaller changes that moved activity from Asset Servicing in the Securities Services business segment to Treasury Services in the Market and Wealth Services business segment, and from Wealth Management in the Investment and Wealth Management business segment and Pershing in the Market and Wealth Services business segment to Investment Management in the Investment and Wealth Management business segment. The following disclosures provide detailed reclassified financial information to assist investors in understanding how the business segment results would have been presented in previously filed reports. The Other segment was not impacted by the changes.

This exhibit also reflects the subsequent event reflected in our Annual Report on Form 10-K for the year ended Dec. 31, 2023 filed on Feb. 28, 2024 whereby we included an additional $127 million pre-tax ($97 million after-tax) increase in noninterest expense related to a revised estimate of the FDIC special assessment for the fourth quarter and full year ended Dec. 31, 2023 as a result of new information published by the FDIC in February 2024.

Cautionary Statement on Forward-Looking Statements
Certain statements in this Financial Supplement may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our strategic priorities and transition to a platforms operating model. Forward-looking statements are not guarantees of future results or occurrences, are inherently uncertain and are based upon current beliefs and expectations of future events, many of which are, by their nature, difficult to predict, outside of our control and subject to change.

By identifying these statements for you in this manner, we are alerting you to the possibility that our actual results may differ, possibly materially, from the anticipated results expressed or implied in these forward-looking statements as a result of a number of important factors, including the risk factors and other uncertainties set forth in our Annual Report on Form 10-K for the year ended Dec. 31, 2023 and our other filings with the Securities and Exchange Commission.

You should not place undue reliance on any forward-looking statement. All forward-looking statements speak only as of the date on which they were made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

THE BANK OF NEW YORK MELLON CORPORATION
RESTATEMENTS TO REFLECT ADOPTION OF NEW ACCOUNTING GUIDANCE

The following tables disclose the impact to the financial statements from the retrospective adoption of ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method for our investments in renewable energy projects that have met the eligibility criteria.

Impact to the Consolidated Income Statement	Quarters							Full years
(dollars in millions, except per share amounts)	4Q23	3Q23		2Q23	1Q23		4Q22	FY23	FY22
Investment and other revenue - previously reported	$(4)	$113		$97	$79		$(360)	$285	$(82)
Impact of adopting ASU 2023-02	47	46		50	52		28	195	152
Investment and other revenue	$43	$159		$147	$131		$(332)	$480	$70

Total revenue - previously reported	$4,311	$4,374		$4,454	$4,363		$3,918	$17,502	$16,377
Impact of adopting ASU 2023-02	47	46		50	52		28	195	152
Total revenue	$4,358	$4,420		$4,504	$4,415		$3,946	$17,697	$16,529

Income before income taxes - previously reported	$232	$1,282		$1,338	$1,236		$685	$4,088	$3,328
Impact of adopting ASU 2023-02	47	46		50	52		28	195	152
Income before income taxes	$279	$1,328		$1,388	$1,288		$713	$4,283	$3,480

Provision for income taxes - previously reported	$29	$241		$270	$260		$142	$800	$768
Impact of adopting ASU 2023-02	44	44		45	46		37	179	169
Provision for income taxes	$73	$285		$315	$306		$179	$979	$937

Net income - previously reported	$203	$1,041		$1,068	$976		$543	$3,288	$2,560
Impact of adopting ASU 2023-02	3	2		5	6		(9)	16	(17)
Net income	$206	$1,043		$1,073	$982		$534	$3,304	$2,543

Net income applicable to common shareholders of The Bank of New York Mellon Corporation - previously reported	$159	$956		$1,031	$905		$509	$3,051	$2,362
Impact of adopting ASU 2023-02	3	2		5	6		(9)	16	(17)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$162	$958		$1,036	$911		$500	$3,067	$2,345

Earnings per common share (Basic) - previously reported	$0.21	$1.23		$1.31	$1.13		$0.63	$3.89	$2.91
Impact of adopting ASU 2023-02	—	—		0.01	0.01		(0.01)	0.02	(0.02)
Earnings per common share (Basic)	$0.21	$1.23		$1.32	$1.13	(a)	$0.62	$3.91	$2.89

Earnings per common share (Diluted) - previously reported	$0.21	$1.22		$1.30	$1.12		$0.62	$3.87	$2.90
Impact of adopting ASU 2023-02	—	—		0.01	0.01		(0.01)	0.02	(0.02)
Earnings per common share (Diluted)	$0.21	$1.23	(a)	$1.31	$1.13		$0.61	$3.89	$2.88
(a) Does not foot due to rounding.

THE BANK OF NEW YORK MELLON CORPORATION
RESTATEMENTS TO REFLECT ADOPTION OF NEW ACCOUNTING GUIDANCE
Impact to the Consolidated Balance Sheet	2023				2022
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Other assets - previously reported	$25,985	$25,231	$25,656	$27,335	$25,855
Impact of adopting ASU 2023-02	(76)	(196)	(201)	(213)	(223)
Other assets	$25,909	$25,035	$25,455	$27,122	$25,632

Total assets - previously reported	$409,953	$405,248	$430,382	$425,112	$405,783
Impact of adopting ASU 2023-02	(76)	(196)	(201)	(213)	(223)
Total assets	$409,877	$405,052	$430,181	$424,899	$405,560

Accrued taxes and other expenses - previously reported	$5,567	$5,389	$5,160	$4,732	$5,410
Impact of adopting ASU 2023-02	(156)	(164)	(174)	(184)	(195)
Accrued taxes and other expenses	$5,411	$5,225	$4,986	$4,548	$5,215

Other liabilities - previously reported	$8,844	$11,758	$9,553	$10,414	$8,543
Impact of adopting ASU 2023-02	184	76	82	86	93
Other liabilities	$9,028	$11,834	$9,635	$10,500	$8,636

Total liabilities - previously reported	$368,944	$364,117	$389,280	$384,310	$364,933
Impact of adopting ASU 2023-02	28	(88)	(92)	(98)	(102)
Total liabilities	$368,972	$364,029	$389,188	$384,212	$364,831

Retained earnings - previously reported	$39,653	$39,822	$39,199	$38,465	$37,864
Impact of adopting ASU 2023-02	(104)	(108)	(109)	(115)	(121)
Retained earnings	$39,549	$39,714	$39,090	$38,350	$37,743

Total The Bank of New York Mellon Corporation shareholders’ equity - previously reported	$40,874	$40,966	$40,933	$40,634	$40,734
Impact of adopting ASU 2023-02	(104)	(108)	(109)	(115)	(121)
Total The Bank of New York Mellon Corporation shareholders’ equity	$40,770	$40,858	$40,824	$40,519	$40,613

THE BANK OF NEW YORK MELLON CORPORATION
RECLASSIFICATIONS TO REFLECT CERTAIN BUSINESS REALIGNMENTS

The following tables below disclose the impact to the business segments as a result of the business realignments.

Impact to the business segments	Quarters					Full years
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Securities Services business segment
Investment services fees by line of business - previously reported	$1,260	$1,265	$1,310	$1,184	$1,242	$5,019	$4,927
Impact of business reporting changes - Asset Servicing	—	(8)	(11)	(7)	(6)	(26)	(30)
Total investment services fees	$1,260	$1,257	$1,299	$1,177	$1,236	$4,993	$4,897

Total revenue by line of business - previously reported	$2,179	$2,089	$2,240	$2,116	$2,172	$8,624	$8,032
Impact of business reporting changes - Asset Servicing	—	(8)	(11)	(7)	(6)	(26)	(30)
Total revenue	$2,179	$2,081	$2,229	$2,109	$2,166	$8,598	$8,002

Total noninterest expense - previously reported	$1,653	$1,585	$1,582	$1,556	$1,576	$6,376	$6,299
Impact of business reporting changes	—	13	(15)	(16)	(4)	(18)	(18)
Total noninterest expense	$1,653	$1,598	$1,567	$1,540	$1,572	$6,358	$6,281

Income before income taxes - previously reported	$462	$485	$642	$560	$585	$2,149	$1,725
Impact of business reporting changes	—	(21)	4	9	(2)	(8)	(12)
Income before income taxes	$462	$464	$646	$569	$583	$2,141	$1,713

Market and Wealth Services business segment
Investment services fees by line of business - previously reported	$973	$955	$933	$927	$921	$3,788	$3,568
Impact of business reporting changes:
Pershing	(34)	(28)	(30)	(30)	(30)	(122)	(115)
Treasury Services	—	8	11	7	6	26	30
Clearance and Collateral Management	34	28	30	30	30	122	115
Total investment services fees	$973	$963	$944	$934	$927	$3,814	$3,598

Total revenue by line of business - previously reported	$1,499	$1,445	$1,445	$1,467	$1,399	$5,856	$5,282
Impact of business reporting changes:
Pershing	(42)	(42)	(45)	(44)	(43)	(173)	(207)
Treasury Services	—	8	11	7	6	26	31
Clearance and Collateral Management	39	39	42	41	40	161	193
Total revenue	$1,496	$1,450	$1,453	$1,471	$1,402	$5,870	$5,299

Total noninterest expense - previously reported	$839	$808	$781	$769	$785	$3,197	$2,932
Impact of business reporting changes	(2)	(16)	13	13	(1)	8	4
Total noninterest expense	$837	$792	$794	$782	$784	$3,205	$2,936

Income before income taxes - previously reported	$632	$631	$657	$698	$608	$2,618	$2,343
Impact of business reporting changes	(1)	21	(5)	(9)	4	6	13
Income before income taxes	$631	$652	$652	$689	$612	$2,624	$2,356

THE BANK OF NEW YORK MELLON CORPORATION
RECLASSIFICATIONS TO REFLECT CERTAIN BUSINESS REALIGNMENTS
Impact to the business segments	Quarters					Full years
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Investment and Wealth Management business segment
Total revenue - previously reported	$676	$827	$813	$827	$825	$3,143	$3,550
Impact of business reporting changes:
Investment Management	7	8	7	7	8	29	33
Wealth Management	(4)	(5)	(4)	(4)	(5)	(17)	(20)
Total revenue	$679	$830	$816	$830	$828	$3,155	$3,563

Total noninterest expense - previously reported	$683	$672	$677	$734	$699	$2,766	$3,501
Impact of business reporting changes	2	3	2	3	4	10	14
Total noninterest expense	$685	$675	$679	$737	$703	$2,776	$3,515

(Loss) income before income taxes - previously reported	$(5)	$164	$129	$93	$125	$381	$48
Impact of business reporting changes	1	—	1	—	(1)	2	(1)
(Loss) income before income taxes	$(4)	$164	$130	$93	$124	$383	$47

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q23 vs.				FY23 vs.
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected income statement data
Fee and other revenue	$3,257	$3,404	$3,404	$3,287	$2,890	(4)%	13%	$13,352	$13,025	3%
Net interest income	1,101	1,016	1,100	1,128	1,056	8	4	4,345	3,504	24
Total revenue	4,358	4,420	4,504	4,415	3,946	(1)	10	17,697	16,529	7
Provision for credit losses	84	3	5	27	20	N/M	N/M	119	39	N/M
Noninterest expense	3,995	3,089	3,111	3,100	3,213	29	24	13,295	13,010	2
Income before income taxes	279	1,328	1,388	1,288	713	(79)	(61)	4,283	3,480	23
Provision for income taxes	73	285	315	306	179	(74)	(59)	979	937	4
Net income	$206	$1,043	$1,073	$982	$534	(80)%	(61)%	$3,304	$2,543	30%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$162	$958	$1,036	$911	$500	(83)%	(68)%	$3,067	$2,345	31%
Diluted earnings per common share	$0.21	$1.23	$1.31	$1.13	$0.61	(83)%	(66)%	$3.89	$2.88	35%
Average common shares and equivalents outstanding – diluted (in thousands)	772,102	781,781	790,725	807,718	815,846	(1)%	(5)%	787,798	814,795	(3)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	6%	30%	31%	29%	18%			24%	21%
Return on common equity	1.8%	10.6%	11.7%	10.4%	5.6%			8.6%	6.5%
Return on tangible common equity – Non-GAAP (a)	3.6%	20.6%	22.8%	20.5%	11.4%			16.8%	13.4%
Non-U.S. revenue as a percentage of total revenue	36%	36%	36%	34%	38%			36%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$47.8	$45.7	$46.9	$46.6	$44.3	5%	8%
Assets under management (“AUM”) (in trillions)	$1.97	$1.82	$1.91	$1.91	$1.84	8%	8%
Full-time employees	53,400	53,600	53,200	51,600	51,700	—%	3%
Book value per common share	$47.97	$46.84	$46.21	$45.22	$44.25
Tangible book value per common share – Non-GAAP (a)	$25.25	$24.52	$24.03	$23.38	$22.96
Cash dividends per common share	$0.42	$0.42	$0.37	$0.37	$0.37
Common dividend payout ratio	202%	35%	29%	33%	61%
Closing stock price per common share	$52.05	$42.65	$44.52	$45.44	$45.52
Market capitalization	$39,524	$32,801	$34,671	$35,858	$36,800
Common shares outstanding (in thousands)	759,344	769,073	778,782	789,134	808,445

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.5%	11.3%	11.0%	10.9%	11.1%
Tier 1 capital ratio	14.2%	14.3%	14.0%	13.9%	14.1%
Total capital ratio	14.9%	15.2%	14.8%	14.7%	14.9%
Tier 1 leverage ratio	6.0%	6.1%	5.7%	5.8%	5.7%
Supplementary leverage ratio ("SLR")	7.3%	7.2%	7.0%	6.8%	6.8%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 23 for the reconciliation of Non-GAAP measures.
(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023 and Dec. 31, 2022.
(c) For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Advanced Approaches.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q23 vs.				FY23 vs.
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue
Investment services fees	$2,242	$2,230	$2,252	$2,119	$2,173	1%	3%	$8,843	$8,529	4%
Investment management and performance fees	743	777	762	776	783	(4)	(5)	3,058	3,299	(7)
Foreign exchange revenue	143	154	158	176	190	(7)	(25)	631	822	(23)
Financing-related fees	45	45	50	52	43	—	5	192	175	10
Distribution and servicing fees	41	39	35	33	33	5	24	148	130	14
Total fee revenue	3,214	3,245	3,257	3,156	3,222	(1)	—	12,872	12,955	(1)
Investment and other revenue	43	159	147	131	(332)	N/M	N/M	480	70	N/M
Total fee and other revenue	3,257	3,404	3,404	3,287	2,890	(4)	13	13,352	13,025	3
Net interest income	1,101	1,016	1,100	1,128	1,056	8	4	4,345	3,504	24
Total revenue	4,358	4,420	4,504	4,415	3,946	(1)	10	17,697	16,529	7
Provision for credit losses	84	3	5	27	20	N/M	N/M	119	39	N/M
Noninterest expense
Staff	1,831	1,755	1,718	1,791	1,802	4	2	7,095	6,800	4
Software and equipment	486	452	450	429	432	8	13	1,817	1,657	10
Professional, legal and other purchased services	406	368	378	375	415	10	(2)	1,527	1,527	—
Net occupancy	162	140	121	119	143	16	13	542	514	5
Sub-custodian and clearing	117	121	119	118	112	(3)	4	475	485	(2)
Distribution and servicing	88	87	93	85	86	1	2	353	343	3
Bank assessment charges	670	37	41	40	19	N/M	N/M	788	126	N/M
Business development	61	36	47	39	45	69	36	183	152	20
Goodwill impairment	—	—	—	—	—	N/M	N/M	—	680	N/M
Amortization of intangible assets	14	15	14	14	16	(7)	(13)	57	67	(15)
Other	160	78	130	90	143	105	12	458	659	(31)
Total noninterest expense	3,995	3,089	3,111	3,100	3,213	29	24	13,295	13,010	2
Income before income taxes	279	1,328	1,388	1,288	713	(79)	(61)	4,283	3,480	23
Provision for income taxes	73	285	315	306	179	(74)	(59)	979	937	4
Net income	206	1,043	1,073	982	534	(80)	(61)	3,304	2,543	30
Net loss (income) attributable to noncontrolling interests	2	(3)	(1)	—	—	N/M	N/M	(2)	13	N/M
Preferred stock dividends	(46)	(82)	(36)	(71)	(34)	N/M	N/M	(235)	(211)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$162	$958	$1,036	$911	$500	(83)%	(68)%	$3,067	$2,345	31%

Average common shares and equivalents outstanding: Basic	767,146	777,813	787,718	803,340	811,669	(1)%	(5)%	784,069	811,068	(3)%
Diluted	772,102	781,781	790,725	807,718	815,846	(1)%	(5)%	787,798	814,795	(3)%

Earnings per common share: Basic	$0.21	$1.23	$1.32	$1.13	$0.62	(83)%	(66)%	$3.91	$2.89	35%
Diluted	$0.21	$1.23	$1.31	$1.13	$0.61	(83)%	(66)%	$3.89	$2.88	35%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2023				2022
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$4,922	$4,904	$5,720	$5,564	$5,030
Interest-bearing deposits with the Federal Reserve and other central banks	111,550	107,419	118,908	117,042	91,655
Interest-bearing deposits with banks	12,139	12,999	12,316	15,114	17,169
Federal funds sold and securities purchased under resale agreements	28,900	26,299	35,378	26,894	24,298
Securities	126,395	128,225	134,233	138,678	142,816
Trading assets	10,058	10,699	10,562	9,024	9,908
Loans	66,879	66,290	64,469	62,323	66,063
Allowance for loan losses	(303)	(211)	(191)	(170)	(176)
Net loans	66,576	66,079	64,278	62,153	65,887
Premises and equipment	3,163	3,234	3,241	3,248	3,256
Accrued interest receivable	1,150	1,141	963	978	858
Goodwill	16,261	16,159	16,246	16,192	16,150
Intangible assets	2,854	2,859	2,881	2,890	2,901
Other assets	25,909	25,035	25,455	27,122	25,632
Total assets	$409,877	$405,052	$430,181	$424,899	$405,560
Liabilities
Deposits	$283,669	$277,467	$292,045	$281,294	$278,970
Federal funds purchased and securities sold under repurchase agreements	14,507	14,771	21,285	26,540	12,335
Trading liabilities	6,226	7,358	6,319	5,705	5,385
Payables to customers and broker-dealers	18,395	17,441	21,084	22,598	23,435
Other borrowed funds	479	728	1,371	2,538	397
Accrued taxes and other expenses	5,411	5,225	4,986	4,548	5,215
Other liabilities	9,028	11,834	9,635	10,500	8,636
Long-term debt	31,257	29,205	32,463	30,489	30,458
Total liabilities	368,972	364,029	389,188	384,212	364,831
Temporary equity
Redeemable noncontrolling interests	85	109	104	96	109
Permanent equity
Preferred stock	4,343	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,908	28,793	28,726	28,650	28,508
Retained earnings	39,549	39,714	39,090	38,350	37,743
Accumulated other comprehensive loss, net of tax	(4,893)	(5,805)	(5,602)	(5,543)	(5,966)
Less: Treasury stock, at cost	(27,151)	(26,696)	(26,242)	(25,790)	(24,524)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,770	40,858	40,824	40,519	40,613
Nonredeemable noncontrolling interests of consolidated investment management funds	50	56	65	72	7
Total permanent equity	40,820	40,914	40,889	40,591	40,620
Total liabilities, temporary equity and permanent equity	$409,877	$405,052	$430,181	$424,899	$405,560

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Investment services fees	$2,242	$2,230	$2,252	$2,119	$2,173	1%	3%	$8,843	$8,529	4%
Investment management and performance fees:
Investment management fees (a)	724	747	752	754	757	(3)	(4)	2,977	3,224	(8)
Performance fees	19	30	10	22	26	N/M	N/M	81	75	8
Total investment management and performance fees (b)	743	777	762	776	783	(4)	(5)	3,058	3,299	(7)
Foreign exchange revenue	143	154	158	176	190	(7)	(25)	631	822	(23)
Financing-related fees	45	45	50	52	43	—	5	192	175	10
Distribution and servicing fees	41	39	35	33	33	5	24	148	130	14
Total fee revenue	3,214	3,245	3,257	3,156	3,222	(1)	—	12,872	12,955	(1)
Investment and other revenue:
Income (loss) from consolidated investment management funds	26	(11)	10	5	9	N/M	N/M	30	(42)	N/M
Seed capital gains (losses) (c)	18	(4)	7	8	6	N/M	N/M	29	(37)	N/M
Other trading revenue	47	86	53	45	34	N/M	N/M	231	149	N/M
Renewable energy investment gains (losses)	2	1	5	20	(4)	N/M	N/M	28	(12)	N/M
Corporate/bank-owned life insurance	39	29	23	27	35	N/M	N/M	118	128	N/M
Other investments gains (losses) (d)	55	(9)	10	(9)	7	N/M	N/M	47	159	N/M
Disposal (losses) gains	(6)	2	(1)	(1)	(11)	N/M	N/M	(6)	26	N/M
Expense reimbursements from joint venture	28	29	31	29	28	N/M	N/M	117	108	N/M
Other (loss) income	(118)	55	9	8	12	N/M	N/M	(46)	34	N/M
Net securities (losses) gains	(48)	(19)	—	(1)	(448)	N/M	N/M	(68)	(443)	N/M
Total investment and other revenue	43	159	147	131	(332)	N/M	N/M	480	70	N/M
Total fee and other revenue	$3,257	$3,404	$3,404	$3,287	$2,890	(4)%	13%	$13,352	$13,025	3%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 6% compared with 4Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 23 for the reconciliation of this Non-GAAP measure.
(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q23			3Q23			2Q23			1Q23			4Q22
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$107,291	4.72%		$98,767	4.57%		$114,578	4.29%		$94,899	3.59%		$94,868	2.60%
Interest-bearing deposits with banks	12,110	4.26		12,287	4.04		13,919	3.68		16,225	3.51		15,750	2.70
Federal funds sold and securities purchased under resale agreements	25,753	35.55	(a)	26,915	30.47	(a)	26,989	26.38	(a)	24,631	16.32	(a)	25,657	11.22	(a)
Loans	65,677	6.43		63,962	6.39		63,459	6.05		63,261	5.54		67,364	4.65
Securities:
U.S. government obligations	28,641	3.40		32,224	3.08		34,147	2.90		38,852	2.89		39,382	2.46
U.S. government agency obligations	59,067	2.95		59,481	2.87		61,565	2.78		62,280	2.60		61,426	2.30
State and political subdivisions (b)	12	4.40		13	4.42		13	4.45		23	7.07		1,178	2.77
Other securities (b)	39,403	4.03		39,861	3.93		40,976	3.59		42,429	3.21		41,732	2.66
Total investment securities (b)	127,123	3.39		131,579	3.24		136,701	3.05		143,584	2.86		143,718	2.45
Trading securities (b)	6,220	5.59		5,534	5.49		6,403	5.02		5,778	4.97		5,630	4.51
Total securities (b)	133,343	3.49		137,113	3.33		143,104	3.14		149,362	2.94		149,348	2.53
Total interest-earning assets (b)	$344,174	6.86%		$339,044	6.45%		$362,049	5.77%		$348,378	4.56%		$352,987	3.59%
Noninterest-earning assets	57,431			58,247			58,912			58,900			61,315
Total assets	$401,605			$397,291			$420,961			$407,278			$414,302

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$220,408	3.79%		$209,641	3.62%		$215,057	3.24%		$204,114	2.71%		$207,875	2.00%
Federal funds purchased and securities sold under repurchase agreements	16,065	52.41	(a)	21,512	36.07	(a)	26,282	26.39	(a)	18,316	19.75	(a)	13,985	16.88	(a)
Trading liabilities	2,857	4.83		3,959	4.80		3,893	4.46		3,025	4.05		3,572	3.45
Other borrowed funds	465	5.56		540	4.47		2,702	4.60		711	1.75		619	1.69
Commercial paper	5	5.40		7	4.13		5	5.11		—	—		6	3.87
Payables to customers and broker-dealers	12,586	4.67		13,515	4.30		14,801	3.85		16,954	3.08		17,147	2.27
Long-term debt	30,702	5.70		31,161	5.52		31,970	5.45		30,246	5.22		29,508	4.90
Total interest-bearing liabilities	$283,088	6.81%		$280,335	6.37%		$294,710	5.61%		$273,366	4.17%		$272,712	3.11%
Total noninterest-bearing deposits	52,667			52,467			62,152			69,886			75,862
Other noninterest-bearing liabilities	24,962			23,699			23,526			23,687			25,704
Total The Bank of New York Mellon Corporation shareholders’ equity	40,823			40,711			40,493			40,321			39,986
Noncontrolling interests	65			79			80			18			38
Total liabilities and equity	$401,605			$397,291			$420,961			$407,278			$414,302
Net interest margin		1.26%			1.18%			1.20%			1.29%			1.19%
Net interest margin (FTE) – Non-GAAP (c)		1.26%			1.18%			1.20%			1.29%			1.19%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $141 billion for 4Q23, $126 billion for 3Q23, $113 billion for 2Q23, $62 billion for 1Q23 and $51 billion for 4Q22. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.48% for 4Q23, 5.36% for 3Q23, 5.10% for 2Q23, 4.62% for 1Q23 and 3.76% for 4Q22. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.35% for 4Q23, 5.26% for 3Q23, 4.99% for 2Q23, 4.49% for 1Q23 and 3.63% for 4Q22. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.
(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 23 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2023				2022
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,534	$18,156	$18,018	$17,761	$17,911
Tier 1 capital	22,863	22,985	22,848	22,595	22,735
Total capital	24,414	24,552	24,413	24,161	24,263
Risk-weighted assets	156,178	153,167	153,158	157,186	158,873

CET1 ratio	11.9%	11.9%	11.8%	11.3%	11.3%
Tier 1 capital ratio	14.6	15.0	14.9	14.4	14.3
Total capital ratio	15.6	16.0	15.9	15.4	15.3

Advanced Approaches:
CET1 capital	$18,534	$18,156	$18,018	$17,761	$17,911
Tier 1 capital	22,863	22,985	22,848	22,595	22,735
Total capital	24,085	24,305	24,151	23,890	24,022
Risk-weighted assets	161,528	160,262	163,335	162,692	161,449

CET1 ratio	11.5%	11.3%	11.0%	10.9%	11.1%
Tier 1 capital ratio	14.2	14.3	14.0	13.9	14.1
Total capital ratio	14.9	15.2	14.8	14.7	14.9

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$383,705	$379,429	$402,993	$389,358	$396,427
Tier 1 leverage ratio	6.0%	6.1%	5.7%	5.8%	5.7%

SLR:
Leverage exposure	$313,555	$318,664	$326,002	$330,278	$335,833
SLR	7.3%	7.2%	7.0%	6.8%	6.8%

Average liquidity coverage ratio	117%	121%	120%	118%	118%
Average net stable funding ratio	135%	136%	136%	132%	N/A	(b)
(a) For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Advanced Approaches.

(b) The reporting requirement for the average net stable funding ratio became effective in 2Q23, inclusive of reporting the average 1Q23 ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment services fees:
Asset Servicing	$975	$976	$980	$941	$965	—%	1%	$3,872	$3,888	—%
Issuer Services	285	281	319	236	271	1	5	1,121	1,009	11
Total investment services fees	1,260	1,257	1,299	1,177	1,236	—	2	4,993	4,897	2
Foreign exchange revenue	118	107	124	139	149	10	(21)	488	584	(16)
Other fees (a)	54	52	54	55	55	4	(2)	215	202	6
Total fee revenue	1,432	1,416	1,477	1,371	1,440	1	(1)	5,696	5,683	—
Investment and other revenue	112	65	84	72	70	N/M	N/M	333	291	N/M
Total fee and other revenue	1,544	1,481	1,561	1,443	1,510	4	2	6,029	5,974	1
Net interest income	635	600	668	666	656	6	(3)	2,569	2,028	27
Total revenue	2,179	2,081	2,229	2,109	2,166	5	1	8,598	8,002	7
Provision for credit losses	64	19	16	—	11	N/M	N/M	99	8	N/M
Noninterest expense (ex. amortization of intangible assets)	1,645	1,590	1,560	1,532	1,564	3	5	6,327	6,248	1
Amortization of intangible assets	8	8	7	8	8	—	—	31	33	(6)
Total noninterest expense	1,653	1,598	1,567	1,540	1,572	3	5	6,358	6,281	1
Income before income taxes	$462	$464	$646	$569	$583	—%	(21)%	$2,141	$1,713	25%

Total revenue by line of business:
Asset Servicing	$1,675	$1,585	$1,695	$1,657	$1,675	6%	—%	$6,612	$6,293	5%
Issuer Services	504	496	534	452	491	2	3	1,986	1,709	16
Total revenue by line of business	$2,179	$2,081	$2,229	$2,109	$2,166	5%	1%	$8,598	$8,002	7%

Financial ratios:
Pre-tax operating margin	21%	22%	29%	27%	27%			25%	21%

Memo: Securities lending revenue (b)	$48	$46	$47	$48	$50	4%	(4)%	$189	$182	4%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions, unless otherwise noted)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected balance sheet data:
Average loans	$11,366	$11,236	$11,283	$10,939	$11,850	1%	(4)%	$11,207	$11,245	—%
Average assets (a)	$200,040	$190,964	$202,207	$196,560	$206,810	5%	(3)%	$197,434	$212,575	(7)%
Average deposits	$171,086	$162,509	$172,863	$167,209	$176,541	5%	(3)%	$168,411	$183,990	(8)%

Selected metrics:
AUC/A at period end (in trillions) (b)	$34.2	$32.3	$33.2	$32.6	$31.4	6%	9%	$34.2	$31.4	9%
Market value of securities on loan at period end (in billions) (c)	$450	$406	$415	$441	$449	11%	—%	$450	$449	—%

Issuer Services
Total debt serviced at period end (in trillions)	$13.3	$13.1	$13.1	$12.9	$12.6	2%	6%	$13.3	$12.6	6%
Number of sponsored Depositary Receipts programs at period end	543	559	564	577	589	(3)%	(8)%	543	589	(8)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023 and Dec. 31, 2022.

(c) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $63 billion at Dec. 31, 2023 and Sept. 30, 2023, $66 billion at June 30, 2023, $69 billion at March 31, 2023 and $68 billion at Dec. 31, 2022.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment services fees:
Pershing	$472	$478	$466	$469	$472	(1)%	—%	$1,885	$1,793	5%
Treasury Services	179	180	183	175	176	(1)	2	717	719	—
Clearance and Collateral Management	322	305	295	290	279	6	15	1,212	1,086	12
Total investment services fees	973	963	944	934	927	1	5	3,814	3,598	6
Foreign exchange revenue	21	21	21	18	20	—	5	81	88	(8)
Other fees (a)	50	49	52	51	44	2	14	202	163	24
Total fee revenue	1,044	1,033	1,017	1,003	991	1	5	4,097	3,849	6
Investment and other revenue	16	16	16	15	15	N/M	N/M	63	40	N/M
Total fee and other revenue	1,060	1,049	1,033	1,018	1,006	1	5	4,160	3,889	7
Net interest income	436	401	420	453	396	9	10	1,710	1,410	21
Total revenue	1,496	1,450	1,453	1,471	1,402	3	7	5,870	5,299	11
Provision for credit losses	28	6	7	—	6	N/M	N/M	41	7	N/M
Noninterest expense (ex. amortization of intangible assets)	836	790	792	781	782	6	7	3,199	2,928	9
Amortization of intangible assets	1	2	2	1	2	(50)	(50)	6	8	(25)
Total noninterest expense	837	792	794	782	784	6	7	3,205	2,936	9
Income before income taxes	$631	$652	$652	$689	$612	(3)%	3%	$2,624	$2,356	11%

Total revenue by line of business:
Pershing	$669	$657	$641	$649	$630	2%	6%	$2,616	$2,330	12%
Treasury Services	408	397	413	419	388	3	5	1,637	1,514	8
Clearance and Collateral Management	419	396	399	403	384	6	9	1,617	1,455	11
Total revenue by line of business	$1,496	$1,450	$1,453	$1,471	$1,402	3%	7%	$5,870	$5,299	11%

Financial ratios:
Pre-tax operating margin	42%	45%	45%	47%	44%			45%	44%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions, unless otherwise noted)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected balance sheet data:
Average loans	$39,200	$37,496	$36,432	$36,854	$39,843	5%	(2)%	$37,502	$41,300	(9)%
Average assets (a)	$132,357	$129,665	$131,519	$132,005	$132,169	2%	—%	$131,383	$138,249	(5)%
Average deposits	$87,695	$84,000	$85,407	$86,040	$86,083	4%	2%	$85,785	$91,749	(7)%

Selected metrics:
AUC/A at period end (in trillions) (b)	$13.3	$13.1	$13.4	$13.7	$12.7	2%	5%	$13.3	$12.7	5%

Pershing
AUC/A at period end (in trillions)	$2.5	$2.4	$2.4	$2.4	$2.3	4%	9%	$2.5	$2.3	9%
Net new assets (U.S. platform) (in billions) (c)	$(4)	$23	$(34)	$37	$42	N/M	N/M	$22	$121	N/M
Average active clearing accounts (in thousands)	8,012	7,979	7,946	7,849	7,603	—%	5%	7,946	7,483	6%

Treasury Services
Average daily U.S. dollar payment volumes	243,005	233,620	233,931	236,322	246,189	4%	(1)%	236,696	239,630	(1)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,248	$5,706	$6,044	$5,626	$5,451	(8)%	(4)%	$5,658	$5,285	7%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment management fees	$725	$748	$753	$755	$757	(3)%	(4)%	$2,981	$3,228	(8)%
Performance fees	19	30	10	22	26	N/M	N/M	81	75	8
Investment management and performance fees (a)	744	778	763	777	783	(4)	(5)	3,062	3,303	(7)
Distribution and servicing fees	66	62	58	55	54	6	22	241	192	26
Other fees (b)	(55)	(50)	(56)	(53)	(58)	N/M	N/M	(214)	(133)	N/M
Total fee revenue	755	790	765	779	779	(4)	(3)	3,089	3,362	(8)
Investment and other revenue (c)	(121)	1	12	6	(3)	N/M	N/M	(102)	(27)	N/M
Total fee and other revenue (c)	634	791	777	785	776	(20)	(18)	2,987	3,335	(10)
Net interest income	45	39	39	45	52	15	(13)	168	228	(26)
Total revenue	679	830	816	830	828	(18)	(18)	3,155	3,563	(11)
Provision for credit losses	(2)	(9)	7	—	1	N/M	N/M	(4)	1	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	680	670	674	732	697	1	(2)	2,756	2,809	(2)
Goodwill impairment	—	—	—	—	—	N/M	N/M	—	680	N/M
Amortization of intangible assets	5	5	5	5	6	—	(17)	20	26	(23)
Total noninterest expense	685	675	679	737	703	1	(3)	2,776	3,515	(21)
(Loss) income before income taxes	$(4)	$164	$130	$93	$124	(102)%	(103)%	$383	$47	715%

Total revenue by line of business:
Investment Management	$415	$565	$553	$564	$558	(27)%	(26)%	$2,097	$2,423	(13)%
Wealth Management	264	265	263	266	270	—	(2)	1,058	1,140	(7)
Total revenue by line of business	$679	$830	$816	$830	$828	(18)%	(18)%	$3,155	$3,563	(11)%

Financial ratios:
Pre-tax operating margin	(1)%	20%	16%	11%	15%			12%	1%
Adjusted pre-tax operating margin – Non-GAAP (d)	(1)%	22%	18%	13%	17%			14%	2%

Selected balance sheet data:
Average loans	$13,405	$13,519	$13,995	$13,960	$14,404	(1)%	(7)%	$13,718	$14,055	(2)%
Average assets (e)	$26,341	$26,654	$27,399	$28,370	$28,625	(1)%	(8)%	$26,714	$32,057	(17)%
Average deposits	$12,039	$13,578	$15,410	$16,144	$16,416	(11)%	(27)%	$14,280	$19,214	(26)%
(a) On a constant currency basis, investment management and performance fees decreased 6% (Non-GAAP) compared with 4Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 23 for the reconciliation of this Non-GAAP measure.
(b) Other fees includes investment services fees, foreign exchange revenue and financing-related fees.
(c) Investment and other revenue and total fee and other revenue are net of income attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 23 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q23 vs.				FY23 vs.
(dollars in billions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
AUM by product type (a):
Equity	$145	$133	$145	$142	$135	9%	7%
Fixed income	205	190	203	207	198	8	4
Index	459	425	440	408	395	8	16
Liability-driven investments	605	534	579	604	570	13	6
Multi-asset and alternative investments	170	156	162	161	153	9	11
Cash	390	383	377	386	385	2	1
Total AUM	$1,974	$1,821	$1,906	$1,908	$1,836	8%	8%

Changes in AUM (a):
Beginning balance of AUM	$1,821	$1,906	$1,908	$1,836	$1,776			$1,836	$2,434
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(3)	(3)	(4)	(5)			(12)	(18)
Fixed income	3	(7)	(4)	4	(12)			(4)	(21)
Liability-driven investments	4	1	(3)	10	19			12	78
Multi-asset and alternative investments	(1)	(4)	(1)	(3)	(4)			(9)	(11)
Total long-term active strategies inflows (outflows)	4	(13)	(11)	7	(2)			(13)	28
Index	(10)	(2)	2	(2)	(4)			(12)	2
Total long-term strategies (outflows) inflows	(6)	(15)	(9)	5	(6)			(25)	30
Short-term strategies:
Cash	7	7	(9)	—	27			5	(12)
Total net inflows (outflows)	1	(8)	(18)	5	21			(20)	18
Net market impact	122	(50)	(3)	52	18			121	(471)
Net currency impact	30	(27)	19	15	53			37	(113)
Divestiture	—	—	—	—	(32)			—	(32)
Ending balance of AUM	$1,974	$1,821	$1,906	$1,908	$1,836	8%	8%	$1,974	$1,836	8%

Wealth Management client assets (b)	$312	$292	$286	$279	$269	7%	16%
(a) Excludes assets managed outside of the Investment and Wealth Management business segment.
(b) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Revenue:
Fee revenue	$(17)	$6	$(2)	$3	$12	$(10)	$61
Investment and other revenue	38	74	34	38	(414)	184	(221)
Total fee and other revenue	21	80	32	41	(402)	174	(160)
Net interest (expense)	(15)	(24)	(27)	(36)	(48)	(102)	(162)
Total revenue	6	56	5	5	(450)	72	(322)
Provision for credit losses	(6)	(13)	(25)	27	2	(17)	23
Noninterest expense	820	24	71	41	154	956	278
(Loss) income before income taxes	$(808)	$45	$(41)	$(63)	$(606)	$(867)	$(623)

Selected balance sheet data:
Average loans and leases	$1,706	$1,711	$1,749	$1,508	$1,267	$1,669	$1,225
Average assets	$42,867	$50,008	$59,836	$50,343	$46,698	$51,211	$43,806

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2023		4Q23 change in unrealized gain (loss)	Dec. 31, 2023			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$35,850		$1,627	$43,197	$39,333		91%	$(3,864)		21%	100%	—%	—%	—%	—%
U.S. Treasury	31,439		410	27,316	26,476		97	(840)		62	100	—	—	—	—
Non-U.S. government (d)	20,650		238	21,135	20,543		97	(592)		42	94	3	2	1	—
Agency commercial MBS	10,927		220	11,602	11,010		95	(592)		45	100	—	—	—	—
CLOs	6,908		34	7,125	7,119		100	(6)		100	100	—	—	—	—
U.S. government agencies	6,630		164	7,199	6,780		94	(419)		42	100	—	—	—	—
Foreign covered bonds	6,137		55	6,489	6,317		97	(172)		57	100	—	—	—	—
Non-agency commercial MBS	3,012		55	3,245	2,997		92	(248)		53	100	—	—	—	—
Non-agency RMBS	1,763		47	1,909	1,766		92	(143)		46	85	3	—	6	6
Other asset-backed securities	922		21	1,026	943		92	(83)		18	100	—	—	—	—
Other debt securities	11		—	13	11		88	(2)		—	—	—	—	—	100
Total securities	$124,249	(e)	$2,871	$130,256	$123,295	(e)(f)	95%	$(6,961)	(e)(g)	44%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,820 million at Sept. 30, 2023 and $1,767 million at Dec. 31, 2023.
(f) The fair value of available-for-sale securities totaled $78,584 million at Dec. 31, 2023, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $44,711 million at Dec. 31, 2023, or 36% of the fair value of the securities portfolio, net of hedges.

(g) At Dec. 31, 2023, includes pre-tax net unrealized losses of $2,094 million related to available-for-sale securities, net of hedges, and $4,867 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $1,580 million and the after-tax equivalent related to held-to-maturity securities was $3,711 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $821 million at Dec. 31, 2023 and the amortization of that net purchase premium was $38 million in 4Q23.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2023				2022
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$211	$191	$170	$176	$164
Allowance for lending-related commitments	85	91	83	78	72
Allowance for other financial instruments (a)	29	41	67	38	44
Allowance for credit losses – beginning of period	$325	$323	$320	$292	$280

Net (charge-offs) recoveries:
Charge-offs	—	(1)	(4)	—	(9)
Recoveries	5	—	2	1	1
Total net recoveries (charge-offs)	5	(1)	(2)	1	(8)
Provision for credit losses (b)	84	3	5	27	20
Allowance for credit losses – end of period	$414	$325	$323	$320	$292

Allowance for credit losses – end of period:
Allowance for loan losses	$303	$211	$191	$170	$176
Allowance for lending-related commitments	87	85	91	83	78
Allowance for other financial instruments (a)	24	29	41	67	38
Allowance for credit losses – end of period	$414	$325	$323	$320	$292

Allowance for loan losses as a percentage of total loans	0.45%	0.32%	0.30%	0.27%	0.27%

Nonperforming assets	$237	$48	$88	$105	$109
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.
(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Revised Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has included in this Revised Financial Supplement the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Note: Quarterly returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$162	$958	$1,036	$911	$500	$3,067	$2,345
Add: Amortization of intangible assets	14	15	14	14	16	57	67
Less: Tax impact of amortization of intangible assets	4	3	4	3	4	14	16
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$172	$970	$1,046	$922	$512	$3,110	$2,396

Average common shareholders’ equity	$36,050	$35,873	$35,655	$35,483	$35,148	$35,767	$36,067
Less: Average goodwill	16,199	16,237	16,219	16,160	16,229	16,204	17,060
Average intangible assets	2,858	2,875	2,888	2,899	2,905	2,880	2,939
Add: Deferred tax liability – tax deductible goodwill	1,205	1,197	1,193	1,187	1,181	1,205	1,181
Deferred tax liability – intangible assets	657	657	660	660	660	657	660
Average tangible common shareholders’ equity – Non-GAAP	$18,855	$18,615	$18,401	$18,271	$17,855	$18,545	$17,909

Return on common equity – GAAP	1.8%	10.6%	11.7%	10.4%	5.6%	8.6%	6.5%
Return on tangible common equity – Non-GAAP	3.6%	20.6%	22.8%	20.5%	11.4%	16.8%	13.4%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2023				2022
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,770	$40,858	$40,824	$40,519	$40,613
Less: Preferred stock	4,343	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	36,427	36,020	35,986	35,681	35,775
Less: Goodwill	16,261	16,159	16,246	16,192	16,150
Intangible assets	2,854	2,859	2,881	2,890	2,901
Add: Deferred tax liability – tax deductible goodwill	1,205	1,197	1,193	1,187	1,181
Deferred tax liability – intangible assets	657	657	660	660	660
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,174	$18,856	$18,712	$18,446	$18,565

Period-end common shares outstanding (in thousands)	759,344	769,073	778,782	789,134	808,445

Book value per common share – GAAP	$47.97	$46.84	$46.21	$45.22	$44.25
Tangible book value per common share – Non-GAAP	$25.25	$24.52	$24.03	$23.38	$22.96

Net interest margin reconciliation
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22
Net interest income – GAAP	$1,101	$1,016	$1,100	$1,128	$1,056
Add: Tax equivalent adjustment	1	—	1	—	2
Net interest income (FTE) – Non-GAAP	$1,102	$1,016	$1,101	$1,128	$1,058

Average interest-earning assets	$344,174	$339,044	$362,049	$348,378	$352,987

Net interest margin – GAAP (a)	1.26%	1.18%	1.20%	1.29%	1.19%
Net interest margin (FTE) – Non-GAAP (a)	1.26%	1.18%	1.20%	1.29%	1.19%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
(Loss) income before income taxes – GAAP	$(4)	$164	$130	$93	$124	$383	$47

Total revenue – GAAP	$679	$830	$816	$830	$828	$3,155	$3,563
Less: Distribution and servicing expense	89	87	93	86	87	355	345
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$590	$743	$723	$744	$741	$2,800	$3,218

Pre-tax operating margin – GAAP (a)	(1)%	20%	16%	11%	15%	12%	1%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	(1)%	22%	18%	13%	17%	14%	2%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q23 vs.
(dollars in millions)	4Q23	4Q22	4Q22
Consolidated:
Investment management and performance fees – GAAP	$743	$783	(5)%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$743	$794	(6)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$744	$783	(5)%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$744	$794	(6)%